SUPPLEMENT
(TO PROSPECTUS SUPPLEMENT DATED JANUARY 16, 1996 AND PROSPECTUS DATED JANUARY 16, 1996)

                           $178,210,201 (APPROXIMATE)

             THE PRUDENTIAL HOME MORTGAGE SECURITIES COMPANY, INC.

                                     SELLER

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996-1
      PRINCIPAL AND INTEREST PAYABLE MONTHLY, COMMENCING IN FEBRUARY 1996
                               -----------------

    Prospective investors should be aware of the following:

    (A) As of January 29, 1995, as a result of recent flooding (the "Floods"), all counties in the Commonwealth of Pennsylvania, all counties in the State of Maryland, 21 counties in the State of West Virginia, 11 counties in the State of New York, 6 counties in the State of Ohio and 5 counties in the Commonwealth of Virginia (the "Flood Counties") were declared federal disaster areas eligible for federal disaster assistance. As of the date of this Supplement, 49 Mortgage Loans with a current aggregate unpaid principal balance of approximately $14,046,036 were secured by Mortgaged Properties that are located in the Flood Counties. In addition, other counties may have been and may become affected by the Floods and such other counties may ultimately be declared federal disaster areas. Neither the Company, PHMC nor any Other Servicer has undertaken the physical inspection of any Mortgaged Properties. As a result, there can be no assurance that material damage to any Mortgaged Property in the affected region has not occurred.

    (B) The paragraph captioned "Recent Developments" under "Risk Factors and Special Considerations" set forth on page S-24 of the Prospectus Supplement dated January 16, 1996 to the Prospectus dated January 16, 1996 is hereby replaced in its entirety with the following:

    The Seller, SASCOR and PHMC are each either a direct or indirect, wholly owned subsidiary of Residential Services Corporation of America, which is a direct, wholly owned subsidiary of Prudential Insurance Company of America, a mutual insurance company organized under the laws of the State of New Jersey ("Prudential Insurance"). On January 29, 1996, Prudential Insurance announced that it had entered into a definitive agreement (the "Sale Agreement") to sell a substantial portion of its residential mortgage operations to Norwest Mortgage, Inc., a California corporation ("Norwest Mortgage"), and Norwest Bank Minnesota National Association, a national banking association ("Norwest Bank" and, collectively with Norwest Mortgage, "Norwest"). In connection therewith, on the closing date specified pursuant to the Sale Agreement (the "Sale Date"), which is currently expected to be on or about April 30, 1996, Norwest Mortgage will acquire from PHMC substantially all of its assets and businesses, other than certain mortgage loans and PHMC's right to service mortgage loans underlying series of mortgage pass-through certificates representing interests in trusts formed by the Seller or by Securitized Asset Sales, Inc., an affiliate of the Seller and the Servicer ("SASI"), including certain of the Mortgage Loans in the Trust Estate (the "PHMC Serviced Mortgage Loans"), and certain other mortgage servicing rights (all such servicing rights collectively, the "Retained Servicing"). It is the present intention of PHMC to sell the Retained Servicing, from time to time as market conditions warrant, in one or more transactions to one or more purchasers, which may include Norwest Mortgage, and to effectively exit the mortgage loan origination and servicing business as of the Sale Date. In addition, pursuant to the Sale Agreement, Norwest Bank will also acquire on the Sale Date substantially all of the assets of SASCOR.

    In order to assure the performance of PHMC's obligations as servicer under the PHMC Servicing Agreement as well as under pooling and servicing agreements pursuant to which the various series of the Seller's mortgage pass-through certificates were issued and other agreements pursuant to which PHMC performs Retained Servicing with respect to mortgage loans underlying series of mortgage pass-through certificates representing interests in trusts formed by the Seller or SASI (each, a "Servicing Agreement") and under each other agreement pursuant to which PHMC performs Retained Servicing with respect to mortgage loans not underlying series of mortgage pass-through certificates representing interests in trusts formed by the Seller or SASI (each, an "Other Servicing Agreement"), PHMC, Prudential Insurance and Norwest intend to enter into a subservicing agreement (the "Subservicing Agreement"), pursuant to which PHMC will delegate to Norwest Mortgage, and Norwest Mortgage will agree to perform, all of PHMC's duties and obligations as mortgage loan servicer under the PHMC Servicing Agreement and each Servicing Agreement and Other Servicing Agreement, other than PHMC's duties with respect to the administration and disposition of real estate acquired upon foreclosure which latter duties will remain the responsibility of PHMC, with the particular functions to be delegated by PHMC to Prudential Asset Recovery, Inc. or other third party contractors. With respect to the Series 1996-1 Certificates, such duties include collection of mortgage payments, maintenance of tax and insurance escrows, advancing for borrower delinquencies and unpaid taxes, to the extent required by the PHMC Servicing Agreement and foreclosure or other realization activities in connection with defaulted PHMC Serviced Mortgage Loans.
                                                        (CONTINUED ON NEXT PAGE)

                             ---------------------
                              MORGAN STANLEY & CO.
                                  Incorporated

January 29, 1996
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(CONTINUED FROM PREVIOUS PAGE)

    Under the Subservicing Agreement, Norwest Mortgage will be obligated to make any principal and interest or other advances required to be made by PHMC under the PHMC Servicing Agreement as well as under each Servicing Agreement or Other Servicing Agreement, provided that the aggregate unreimbursed amount of such advances at any time does not exceed $100 million. PHMC will be obligated to reimburse Norwest Mortgage for the amount of any such advances, plus interest, from its own funds. PHMC will remain obligated under the PHMC Servicing Agreement and each Servicing Agreement and Other Servicing Agreement for all required advances which are not made by Norwest Mortgage for any reason. In order to provide for its obligation to make advances after the Sale Date, PHMC will enter into a Loan Agreement with Prudential Funding Corporation, an affiliate of the Seller, PHMC and Prudential Insurance ("Funding"), pursuant to which Funding will provide PHMC with a committed borrowing line (the "Loan Facility") in an amount required by each rating agency which has assigned ratings to mortgage pass-through certificates representing interests in trusts formed by the Seller or SASI, for the sole purpose of supporting advances required of PHMC under the PHMC Servicing Agreement and Servicing Agreements. Although PHMC expects that the combination of Norwest Mortgage's advance obligation under the Subservicing Agreement and the Loan Facility will be adequate to provide for the continuation of all such advances, there can be no assurance that such mechanisms will be sufficient, or that after the Sale Date PHMC will have sufficient other assets, to ensure that all required advances will be made.

    PHMC will pay Norwest Mortgage a portion of PHMC's servicing compensation under the PHMC Servicing Agreement for its activities as subservicer. The Subservicing Agreement will have an initial term of five years from the Sale Date and may be extended for consecutive three year terms by PHMC, at its option, provided that PHMC and Norwest Mortgage agree, in the exercise of good faith, on the subservicing compensation for each such renewal term. The Subservicing Agreement will be terminable by PHMC, from time to time, with respect to any Mortgage Loans as to which PHMC arranges to sell the Retained Servicing.

    The Subservicing Agreement will provide for the delegation of substantially all of PHMC's duties and obligations under the PHMC Servicing Agreement. While the PHMC Servicing Agreement provides that PHMC will remain liable for its obligations thereunder until the related Retained Servicing is transferred in the manner permitted thereby, from and after the Sale Date PHMC is not expected to have any servicing capability or employees with which to perform such obligations.

    Under the Pooling and Servicing Agreement, the Seller is required, with respect to any Mortgage Loan found to have defective documentation or in respect of which the Seller has breached a representation or warranty, either to repurchase such Mortgage Loan or to substitute a new mortgage loan therefor. Each such Mortgage Loan was, in turn, acquired by the Seller from PHMC pursuant to an agreement under which PHMC is required to repurchase or substitute for any such Mortgage Loan so repurchased or substituted for by the Seller. Although after the Sale Date PHMC will continue to own the Retained Servicing, PHMC intends to sell the Retained Servicing as expeditiously as market conditions permit. Accordingly, there can be no assurance that at any time after the Sale Date PHMC will have any material assets with which to satisfy such obligations to the Seller. In such event, the Seller would be unable to fulfill its repurchase or substitution obligations under the Pooling and Servicing Agreement. However with respect to any PHMC Serviced Mortgage Loan subserviced pursuant to the Subservicing Agreement, Prudential Insurance will agree in the Subservicing Agreement to provide the funds to repurchase such PHMC Serviced Mortgage Loan.

    At December 31, 1995, Norwest Mortgage, the nation's largest mortgage company, had originated $33.9 billion in mortgage loans and had a servicing portfolio of more than $107 billion. Headquartered in Des Moines, Iowa, Norwest Mortgage has more than 700 stores in all 50 states.

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